Exhibit 10.15

Form 25
Vacant Land Purchase & Sale
Rev. 7/15
Page 1 of 5

VACANT LAND PURCHASE AND SALE AGREEMENT
SPECIFIC TERMS

1. **Date:** February 14, 2020 **MLS No.:** ______ **Offer Expiration Date:** 02/24/2020
2. **Buyer:** Harbor Custom Development, Inc (Buyer) (Buyer) A corporation (Status)
3. **Seller:** Olympic Views, LLC (Seller) (Seller)
4. **Property:** Tax Parcel No(s).: See Exhibit A (Kitsap County)
   98 Lots following Boundary Line Agreement at Werner Rd. (Address) Bremerton (City) WA (State) 98312 (Zip)
   Legal Description: Attached as Exhibit A.
5. **Purchase Price:** $ 3,430,000.00 Dollars
6. **Earnest Money:** $ 25,000.00 ☐ Check; ☑ Note; ☐ Other ______ (held by ☐ Selling Firm; ☑ Closing Agent)
7. **Default:** (check only one) ☑ Forfeiture of Earnest Money; ☐ Seller's Election of Remedies
8. **Title Insurance Company:** Attorney's Title
9. **Closing Agent:** ☐ a qualified closing agent of Buyer's choice; ☑ Attorney's Title
10. **Closing Date:** 5/1/20(On or before); **Possession Date:** ☑ on Closing; ☐ Other ______
11. **Services of Closing Agent for Payment of Utilities:** ☐ Requested (attach NWMLS Form 22K); ☑ Waived
12. **Charges/Assessments Levied Before but Due After Closing:** ☑ assumed by Buyer; ☐ prepaid in full by Seller at Closing
13. **Seller Citizenship (FIRPTA):** Seller ☐ is; ☑ is not a foreign person for purposes of U.S. income taxation
14. **Subdivision:** The Property: ☐ must be subdivided before ______; ☑ is not required to be subdivided
15. **Feasibility Contingency Expiration Date:** ☑ 60 days after mutual acceptance; ☐ Other ______
16. **Agency Disclosure:** Selling Broker represents: ☐ Buyer; ☐ Seller; ☐ both parties; ☐ neither party
    Listing Broker represents: ☐ Seller; ☐ both parties
17. **Addenda:** 22A(Financing) 22D(Optional Clauses) 31(Earnest Money Note) 34(Addendum) 35F(Feasibility)

Harbor Custom Development, Inc 2/14/20 Buyer's Signature Date	[signature] Seller's Signature Date
Anita Fritz, VP Buyer's Signature Date	Olympic Views LLC Seller's Signature Date
11505 Burnham Dr. Suite 301 Buyer's Address	PO Box 99945 Seller's Address
Gig Harbor, WA 98332 City, State, Zip	Lakewood, WA 98496-0945 City, State, Zip
(253) 649-0636 Phone No. Fax No.	(253) 584-0192 Phone No. Fax No.
afritz@harborcustomdev.com Buyer's E-mail Address	Reed@drkdev.com Seller's E-mail Address
Selling Firm MLS Office No.	Listing Firm MLS Office No.
Selling Broker (Print) MLS LAG No.	Listing Broker (Print) MLS LAG No.
Phone No. Firm Fax No.	Phone No. Firm Fax No.
Selling Firm Document E-mail Address	Listing Firm Document E-mail Address
Selling Broker's E-mail Address	Listing Broker's E-mail Address
Selling Broker DOL License No. Selling Firm DOL License No.	Listing Broker DOL License No. Listing Firm DOL License No.

VACANT LAND PURCHASE AND SALE AGREEMENT
GENERAL TERMS
Continued

a. **Purchase Price.** Buyer shall pay to Seller the Purchase Price, including the Earnest Money, in cash at Closing, unless otherwise specified in this Agreement. Buyer represents that Buyer has sufficient funds to close this sale in accordance with this Agreement and is not relying on any contingent source of funds, including funds from loans, the sale of other property, gifts, retirement, or future earnings, except to the extent otherwise specified in this Agreement.

b. **Earnest Money.** Buyer shall deliver the Earnest Money within 2 days after mutual acceptance to Selling Broker or to Closing Agent. If Buyer delivers the Earnest Money to Selling Broker, Selling Broker will deposit any check to be held by Selling Firm, or deliver any Earnest Money to be held by Closing Agent, within 3 days of receipt or mutual acceptance, whichever occurs later. If the Earnest Money is held by Selling Firm and is over $10,000.00 it shall be deposited into an interest bearing trust account in Selling Firm's name provided that Buyer completes an IRS Form W-9. Interest, if any, after deduction of bank charges and fees, will be paid to Buyer. Buyer shall reimburse Selling Firm for bank charges and fees in excess of the interest earned, if any. If the Earnest Money held by Selling Firm is over $10,000.00 Buyer has the option to require Selling Firm to deposit the Earnest Money into the Housing Trust Fund Account, with the interest paid to the State Treasurer, if both Seller and Buyer so agree in writing. If the Buyer does not complete an IRS Form W-9 before Selling Firm must deposit the Earnest Money or the Earnest Money is $10,000.00 or less, the Earnest Money shall be deposited into the Housing Trust Fund Account. Selling Firm may transfer the Earnest Money to Closing Agent at Closing. If all or part of the Earnest Money is to be refunded to Buyer and any such costs remain unpaid, the Selling Firm or Closing Agent may deduct and pay them therefrom. The parties instruct Closing Agent to provide written verification of receipt of the Earnest Money and notice of dishonor of any check to the parties and Brokers at the addresses and/or fax numbers provided herein.

Upon termination of this Agreement, a party or the Closing Agent may deliver a form authorizing the release of Earnest Money to the other party or the parties. The party(s) shall execute such form and deliver the same to the Closing Agent. If either party fails to execute the release form, a party may make a written demand to the Closing Agent for the Earnest Money. Pursuant to RCW 64.04, Closing Agent shall deliver notice of the demand to the other party within 15 days. If the other party does not object to the demand within 20 days of Closing Agent's notice, Closing Agent shall disburse the Earnest Money to the party making the demand within 10 days of the expiration of the 20 day period. If Closing Agent timely receives an objection or an inconsistent demand from the other party, Closing Agent shall commence an interpleader action within 60 days of such objection or inconsistent demand, unless the parties provide subsequent consistent instructions to Closing Agent to disburse the earnest money or refrain from commencing an interpleader action for a specified period of time. Pursuant to RCW 4.28.080, the parties consent to service of the summons and complaint for an interpleader action by first class mail, postage prepaid at the party's usual mailing address or the address identified in this Agreement. If the Closing Agent complies with the preceding process, each party shall be deemed to have released Closing Agent from any and all claims or liability related to the disbursal of the Earnest Money. If either party fails to authorize the release of the Earnest Money to the other party when required to do so under this Agreement, that party shall be in breach of this Agreement. For the purposes of this section, the term Closing Agent includes a Selling Firm holding the Earnest Money. The parties authorize the party commencing an interpleader action to deduct up to $500.00 for the costs thereof.

c. **Condition of Title.** Unless otherwise specified in this Agreement, title to the Property shall be marketable at Closing. The following shall not cause the title to be unmarketable: rights, reservations, covenants, conditions and restrictions, presently of record and general to the area; easements and encroachments, not materially affecting the value of or unduly interfering with Buyer's reasonable use of the Property; and reserved oil and/or mining rights. Monetary encumbrances or liens not assumed by Buyer, shall be paid or discharged by Seller on or before Closing. Title shall be conveyed by a Statutory Warranty Deed. If this Agreement is for conveyance of a buyer's interest in a Real Estate Contract, the Statutory Warranty Deed shall include a buyer's assignment of the contract sufficient to convey after acquired title. If the Property has been short platted, the Short Plat number is in the Legal Description.

d. **Title Insurance.** Seller authorizes Buyer's lender or Closing Agent, at Seller's expense, to apply for the then-current ALTA form of standard form owner's policy of title insurance from the Title Insurance Company. If Seller previously received a preliminary commitment from a Title Insurance Company that Buyer declines to use, Buyer shall pay any cancellation fees owing to the original Title Insurance Company. Otherwise, the party applying for title insurance shall pay any title cancellation fee, in the event such a fee is assessed. The Title Insurance Company shall send a copy of the preliminary commitment to Seller, Listing Broker, Buyer and Selling Broker. The preliminary commitment, and the title policy to be issued, shall contain no exceptions other than the General Exclusions and Exceptions in said standard form and Special Exceptions consistent with the Condition of Title herein provided. If title cannot be made so insurable prior to the Closing Date, then as Buyer's sole and exclusive remedy, the Earnest Money shall, unless Buyer elects to waive such defects or encumbrances, be refunded to the Buyer, less any unpaid costs described in this Agreement, and this Agreement shall thereupon be terminated. Buyer shall have no right to specific performance or damages as a consequence of Seller's inability to provide insurable title.

e. **Closing and Possession.** This sale shall be closed by the Closing Agent on the Closing Date. "Closing" means the date on which all documents are recorded and the sale proceeds are available to Seller. If the Closing Date falls on a Saturday, Sunday, legal holiday as defined in RCW 1.16.050, or day when the county recording office is closed, the Closing Agent shall close the transaction on the next day that is not a Saturday, Sunday, legal holiday, or day when the

nf 2/14/20				[signature] 2-14-20			
Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date

VACANT LAND PURCHASE AND SALE AGREEMENT
GENERAL TERMS
Continued

county recording office is closed. Buyer shall be entitled to possession at 9:00 p.m. on the Possession Date. Seller shall maintain the Property in its present condition, normal wear and tear excepted, until the Buyer is entitled to possession. Seller shall not enter into or modify existing leases or rental agreements, service contracts, or other agreements affecting the Property which have terms extending beyond Closing without first obtaining Buyer's consent, which shall not be unreasonably withheld.

f. **Section 1031 Like-Kind Exchange.** If either Buyer or Seller intends for this transaction to be a part of a Section 1031 like-kind exchange, then the other party shall cooperate in the completion of the like-kind exchange so long as the cooperating party incurs no additional liability in doing so, and so long as any expenses (including attorneys' fees and costs) incurred by the cooperating party that are related only to the exchange are paid or reimbursed to the cooperating party at or prior to Closing. Notwithstanding the Assignment paragraph of this Agreement, any party completing a Section 1031 like-kind exchange may assign this Agreement to its qualified intermediary or any entity set up for the purposes of completing a reverse exchange.

g. **Closing Costs and Prorations and Charges and Assessments.** Seller and Buyer shall each pay one-half of the escrow fee unless otherwise required by applicable FHA or VA regulations. Taxes for the current year, rent, interest, and lienable homeowner's association dues shall be prorated as of Closing. Buyer shall pay Buyer's loan costs, including credit report, appraisal charge and lender's title insurance, unless provided otherwise in this Agreement. If any payments are delinquent on encumbrances which will remain after Closing, Closing Agent is instructed to pay such delinquencies at Closing from money due, or to be paid by, Seller. Buyer shall pay for remaining fuel in the fuel tank if, prior to Closing, Seller obtains a written statement from the supplier as to the quantity and current price and provides such statement to the Closing Agent. Seller shall pay all utility charges, including unbilled charges. Unless waived in Specific Term No. 11, Seller and Buyer request the services of Closing Agent in disbursing funds necessary to satisfy unpaid utility charges in accordance with RCW 60.80 and Seller shall provide the names and addresses of all utilities providing service to the Property and having lien rights (attach NWMLS Form 22K Identification of Utilities or equivalent).

Buyer is advised to verify the existence and amount of any local improvement district, capacity or impact charges or other assessments that may be charged against the Property before or after Closing. Seller will pay such charges that are or become due on or before Closing. Charges levied before Closing, but becoming due after Closing shall be paid as agreed in Specific Term No.12.

h. **Sale Information.** Listing Broker and Selling Broker are authorized to report this Agreement (including price and all terms) to the Multiple Listing Service that published it and to its members, financing institutions, appraisers, and anyone else related to this sale. Buyer and Seller expressly authorize all Closing Agents, appraisers, title insurance companies, and others related to this Sale, to furnish the Listing Broker and/or Selling Broker, on request, any and all information and copies of documents concerning this sale.

i. **Seller Citizenship and FIRPTA.** Seller warrants that the identification of Seller's citizenship status for purposes of U.S. income taxation in Specific Term No. 13 is correct. Seller shall execute a certification (NWMLS Form 22E or equivalent) under the Foreign Investment In Real Property Tax Act ("FIRPTA") at Closing and provide the certification to the Closing Agent. If Seller is a foreign person for purposes of U.S. income taxation, and this transaction is not otherwise exempt from FIRPTA, Closing Agent is instructed to withhold and pay the required amount to the Internal Revenue Service.

j. **Notices.** In consideration of the license to use this and NWMLS's companion forms and for the benefit of the Listing Broker and the Selling Broker as well as the orderly administration of the offer, counteroffer or this agreement, the parties irrevocably agree that unless otherwise specified in this Agreement, any notice required or permitted in, or related to, this Agreement (including revocations of offers or counteroffers) must be in writing. Notices to Seller must be signed by at least one Buyer and shall be deemed given only when the notice is received by Seller, by Listing Broker or at the licensed office of Listing Broker. Notices to Buyer must be signed by at least one Seller and shall be deemed given only when the notice is received by Buyer, by Selling Broker or at the licensed office of Selling Broker. Receipt by Selling Broker of a Form 17 or 17C (whichever is applicable), Public Offering Statement or Resale Certificate, homeowners' association documents provided pursuant to NWMLS Form 22D, or a preliminary commitment for title insurance provided pursuant to NWMLS Form 22T shall be deemed receipt by Buyer. Selling Broker and Listing Broker have no responsibility to advise of receipt of a notice beyond either phoning the party or causing a copy of the notice to be delivered to the party's address shown on this Agreement. Buyer and Seller must keep Selling Broker and Listing Broker advised of their whereabouts in order to receive prompt notification of receipt of a notice.

k. **Computation of Time.** Unless otherwise specified in this Agreement, any period of time measured in days and stated in this Agreement shall start on the day following the event commencing the period and shall expire at 9:00 p.m. of the last calendar day of the specified period of time. Except for the Possession Date, if the last day is a Saturday, Sunday or legal holiday as defined in RCW 1.16.050, the specified period of time shall expire on the next day that is not a Saturday, Sunday or legal holiday. Any specified period of 5 days or less, except for any time period relating to the Possession Date, shall not include Saturdays, Sundays or legal holidays. If the parties agree that an event will occur on a specific calendar date, the event shall occur on that date, except for the Closing Date, which, if it falls on a Saturday,

AK 2/14/20			[signature] 2-14-20		
Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date

VACANT LAND PURCHASE AND SALE AGREEMENT
GENERAL TERMS
Continued

Sunday, legal holiday as defined in RCW 1.16.050, or day when the county recording office is closed, shall occur on the next day that is not a Saturday, Sunday, legal holiday, or day when the county recording office is closed. If the parties agree upon and attach a legal description after this Agreement is signed by the offeree and delivered to the offeror, then for the purposes of computing time, mutual acceptance shall be deemed to be on the date of delivery of an accepted offer or counteroffer to the offeror, rather than on the date the legal description is attached. Time is of the essence of this Agreement.

l. **Facsimile or E-mail Transmission.** Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of either party, or the Closing Agent, the parties will confirm facsimile transmitted signatures by signing an original document. E-mail transmission of any signed original document or a direct link to such document, and retransmission of any such e-mail, shall be the same as delivery of an original, provided that the e-mail is sent to both Selling Broker and Selling Firm or both Listing Broker and Listing Firm at the e-mail addresses on page one of this Agreement. At the request of either party, or the Closing Agent, the parties will confirm e-mail transmitted signatures by signing an original document.

m. **Integration and Electronic Signatures.** This Agreement constitutes the entire understanding between the parties and supersedes all prior or contemporaneous understandings and representations. No modification of this Agreement shall be effective unless agreed in writing and signed by Buyer and Seller. The parties acknowledge that a signature in electronic form has the same legal effect and validity as a handwritten signature.

n. **Assignment.** Buyer may not assign this Agreement, or Buyer's rights hereunder, without Seller's prior written consent, unless the parties indicate that assignment is permitted by the addition of "and/or assigns" on the line identifying the Buyer on the first page of this Agreement.

o. **Default.** In the event Buyer fails, without legal excuse, to complete the purchase of the Property, then the following provision, as identified in Specific Term No. 7, shall apply:

   i. **Forfeiture of Earnest Money.** That portion of the Earnest Money that does not exceed five percent (5%) of the Purchase Price shall be forfeited to the Seller as the sole and exclusive remedy available to Seller for such failure.

   ii. **Seller's Election of Remedies.** Seller may, at Seller's option, (a) keep the Earnest Money as liquidated damages as the sole and exclusive remedy available to Seller for such failure, (b) bring suit against Buyer for Seller's actual damages, (c) bring suit to specifically enforce this Agreement and recover any incidental damages, or (d) pursue any other rights or remedies available at law or equity.

p. **Professional Advice and Attorneys' Fees.** Buyer and Seller are advised to seek the counsel of an attorney and a certified public accountant to review the terms of this Agreement. Buyer and Seller shall pay their own fees incurred for such review. However, if Buyer or Seller institutes suit against the other concerning this Agreement the prevailing party is entitled to reasonable attorneys' fees and expenses.

q. **Offer.** Buyer shall purchase the Property under the terms and conditions of this Agreement. Seller shall have until 9:00 p.m. on the Offer Expiration Date to accept this offer, unless sooner withdrawn. Acceptance shall not be effective until a signed copy is received by Buyer, by Selling Broker or at the licensed office of Selling Broker. If this offer is not so accepted, it shall lapse and any Earnest Money shall be refunded to Buyer.

r. **Counteroffer.** Any change in the terms presented in an offer or counteroffer, other than the insertion of the Seller's name and the Seller's warranty of citizenship status, shall be considered a counteroffer. If a party makes a counteroffer, then the other party shall have until 9:00 p.m. on the counteroffer expiration date to accept that counteroffer, unless sooner withdrawn. Acceptance shall not be effective until a signed copy is received by the other party, the other party's broker, or at the licensed office of the other party's broker. If the counteroffer is not so accepted, it shall lapse and any Earnest Money shall be refunded to Buyer.

s. **Offer and Counteroffer Expiration Date.** If no expiration date is specified for an offer/counteroffer, the offer/counteroffer shall expire 2 days after the offer/counteroffer is delivered by the party making the offer/counteroffer, unless sooner withdrawn.

t. **Agency Disclosure.** Selling Firm, Selling Firm's Designated Broker, Selling Broker's Branch Manager (if any) and Selling Broker's Managing Broker (if any) represent the same party that Selling Broker represents. Listing Firm, Listing Firm's Designated Broker, Listing Broker's Branch Manager (if any), and Listing Broker's Managing Broker (if any) represent the same party that the Listing Broker represents. If Selling Broker and Listing Broker are different persons affiliated with the same Firm, then both Buyer and Seller confirm their consent to Designated Broker, Branch Manager (if any), and Managing Broker (if any) representing both parties as dual agents. If Selling Broker and Listing Broker are the same person representing both parties then both Buyer and Seller confirm their consent to that person and his/her Designated Broker, Branch Manager (if any), and Managing Broker (if any) representing both parties as dual agents. All parties acknowledge receipt of the pamphlet entitled "The Law of Real Estate Agency."

AK 2/14/20 ______ ______ 2-14-20 ______ ______

Buyer's Initials Date Buyer's Initials Date Seller's Initials Date Seller's Initials Date

VACANT LAND PURCHASE AND SALE AGREEMENT
GENERAL TERMS
Continued

u. **Commission.** Seller and Buyer shall pay a commission in accordance with any listing or commission agreement to which they are a party. The Listing Firm's commission shall be apportioned between Listing Firm and Selling Firm as specified in the listing. Seller and Buyer hereby consent to Listing Firm or Selling Firm receiving compensation from more than one party. Seller and Buyer hereby assign to Listing Firm and Selling Firm, as applicable, a portion of their funds in escrow equal to such commission(s) and irrevocably instruct the Closing Agent to disburse the commission(s) directly to the Firm(s). In any action by Listing or Selling Firm to enforce this paragraph, the prevailing party is entitled to court costs and reasonable attorneys' fees. Seller and Buyer agree that the Firms are intended third party beneficiaries under this Agreement.

v. **Feasibility Contingency.** It is the Buyer's responsibility to verify before the Feasibility Contingency Expiration Date identified in Specific Term No.15 whether or not the Property can be platted, developed and/or built on (now or in the future) and what it will cost to do this. Buyer should not rely on any oral statements concerning this made by the Seller, Listing Broker or Selling Broker. Buyer should inquire at the city or county, and water, sewer or other special districts in which the Property is located. Buyer's inquiry should include, but not be limited to: building or development moratoriums applicable to or being considered for the Property; any special building requirements, including setbacks, height limits or restrictions on where buildings may be constructed on the Property; whether the Property is affected by a flood zone, wetlands, shorelands or other environmentally sensitive area; road, school, fire and any other growth mitigation or impact fees that must be paid; the procedure and length of time necessary to obtain plat approval and/or a building permit; sufficient water, sewer and utility and any service connection charges; and all other charges that must be paid. Buyer and Buyer's agents, representatives, consultants, architects and engineers shall have the right, from time to time during and after the feasibility contingency, to enter onto the Property and to conduct any tests or studies that Buyer may need to ascertain the condition and suitability of the Property for Buyer's intended purpose. Buyer shall restore the Property and all improvements on the Property to the same condition they were in prior to the inspection. Buyer shall be responsible for all damages resulting from any inspection of the Property performed on Buyer's behalf. If the Buyer does not give notice to the contrary on or before the Feasibility Contingency Expiration Date identified in Specific Term No. 15, it shall be conclusively deemed that Buyer is satisfied as to development and/or construction feasibility and cost. If Buyer gives notice this Agreement shall terminate and the Earnest Money shall be refunded to Buyer, less any unpaid costs.

Seller shall cooperate with Buyer in obtaining permits or other approvals Buyer may reasonably require for Buyer's intended use of the Property; provided that Seller shall not be required to incur any liability or expenses in doing so.

w. **Subdivision.** If the Property must be subdivided, Seller represents that there has been preliminary plat approval for the Property and this Agreement is conditioned on the recording of the final plat containing the Property on or before the date specified in Specific Term No. 14. If the final plat is not recorded by such date, this Agreement shall terminate and the Earnest Money shall be refunded to Buyer.

x. **Information Verification Period and Property Condition Disclaimer.** Buyer shall have 10 days after mutual acceptance to verify all information provided from Seller or Listing Firm related to the Property. This contingency shall be deemed satisfied unless Buyer gives notice identifying the materially inaccurate information within 10 days of mutual acceptance. If Buyer gives timely notice under this section, then this Agreement shall terminate and the Earnest Money shall be refunded to Buyer.

Buyer and Seller agree, that except as provided in this Agreement, all representations and information regarding the Property and the transaction are solely from the Seller or Buyer, and not from any Broker. The parties acknowledge that the Brokers are not responsible for assuring that the parties perform their obligations under this Agreement and that none of the Brokers has agreed to independently investigate or confirm any matter related to this transaction except as stated in this Agreement, or in a separate writing signed by such Broker. In addition, Brokers do not guarantee the value, quality or condition of the Property and some properties may contain building materials, including siding, roofing, ceiling, insulation, electrical, and plumbing, that have been the subject of lawsuits and/or governmental inquiry because of possible defects or health hazards. Some properties may have other defects arising after construction, such as drainage, leakage, pest, rot and mold problems. Brokers do not have the expertise to identify or assess defective products, materials, or conditions. Buyer is urged to use due diligence to inspect the Property to Buyer's satisfaction and to retain inspectors qualified to identify the presence of defective materials and evaluate the condition of the Property as there may be defects that may only be revealed by careful inspection. Buyer is advised to investigate whether there is a sufficient water supply to meet Buyer's needs. Buyer is advised to investigate the cost of insurance for the Property, including, but not limited to homeowner's, flood, earthquake, landslide, and other available coverage. Brokers may assist the parties with locating and selecting third party service providers, such as inspectors or contractors, but Brokers cannot guarantee or be responsible for the services provided by those third parties. The parties shall exercise their own judgment and due diligence regarding third-party service providers.

ME 2/14/20		[signature] 2-14-20	
Buyer's Initials Date	Buyer's Initials Date	Seller's Initials Date	Seller's Initials Date

Form 22A
Financing Addendum
Rev. 2/17
Page 1 of 3

FINANCING ADDENDUM TO PURCHASE & SALE AGREEMENT

The following is part of the Purchase and Sale Agreement dated Februnry 14, 2020

between Harbor Custom Development, Inc (Buyer) (Buyer) ("Buyer")

and Olympic Views, LLC (Seller) (Seller) ("Seller")

concerning 98 Lots following BLA at Werner Rd. (Address) Bremerton (City) WA (State) 98312 (Zip) (the "Property").

1. LOAN APPLICATION/WAIVER OF CONTINGENCY.

a. **Loan Application.** This Agreement is contingent on Buyer obtaining the following type of loan or loans to purchase the Property (the "Loan(s)"): ☐ Conventional First; ☐ Conventional Second; ☐ Bridge; ☐ VA; ☐ FHA; ☐ USDA; ☐ Home Equity Line of Credit; ☑ Other Subject to Buyer's Completion of a Public Offering (the "Financing Contingency"). Buyer shall pay ☐ $ ________; or ☐ ______ % of the Purchase Price down, in addition to the Loans. Buyer shall make application for the Loans to pay the balance of the Purchase Price and pay the application fee, if required, for the subject Property within ______ days (5 days if not filled in) after mutual acceptance of this Agreement. For the purposes of this Addendum, "application" means the submission of Buyer's financial information for the purposes of obtaining an extension of credit including Buyer's name, income, social security number (if required), the Property address, purchase price, and the loan amount.

b. **Waiver of Financing Contingency.** If Buyer (i) fails to make application for financing for the Property within the agreed time; (ii) changes the type of loan at any time without Seller's prior written consent; or (iii) changes the lender without Seller's prior written consent after the agreed upon time to apply for financing expires, then the Financing Contingency shall be deemed waived. Buyer's waiver of the Financing Contingency under this Paragraph 1(b) also constitutes waiver of Paragraph 7 (Appraisal Less Than Sales Price). For purposes of this Addendum, "lender" means either the party to whom the application was submitted or the party funding the loan.

2. LOAN INFORMATION.

a. **Seller's Request for Loan Information.** At any time ______ days (10 days if not filled in) after mutual acceptance, Seller may give, once, a notice requesting information related to the status of Buyer's loan application ("Request for Loan Information"). NWMLS Form 22AL may be used for this notice.

b. **Buyer's Loan Information Notice.** Within ______ days (3 days if not filled in) of receiving Seller's Request for Loan Information, Buyer shall give notice of the status of Buyer's loan application ("Loan Information Notice"). Buyer's notice shall be on NWMLS Form 22AP and shall include the date of application, the name of lender, a list of the information that Buyer has provided to lender, and a warranty that Buyer has provided all information requested by lender.

c. **Failure to Provide Loan Information Notice.** If Buyer fails to timely give to Seller a completed Loan Information Notice, Seller may give the Right to Terminate Notice described in Paragraph 3 (Seller's Right to Terminate) at any time after the date that the Loan Information Notice is due.

3. SELLER'S RIGHT TO TERMINATE.

a. **Right to Terminate Notice.** At any time ______ days (30 days if not filled in) after mutual acceptance, Seller may give notice that Seller may terminate the Agreement at any time 3 days after delivery of that notice (the "Right to Terminate Notice"). NWMLS Form 22AR may be used for this notice.

b. **Termination Notice.** If Buyer has not previously waived the Financing Contingency, Seller may give notice of termination of this Agreement (the "Termination Notice") any time following 3 days after delivery of the Right to Terminate Notice. If Seller gives the Termination Notice before Buyer has waived the Financing Contingency, this Agreement is terminated and the Earnest Money shall be refunded to Buyer. NWMLS Form 22AR shall be used for this notice. If not waived, the Financing Contingency shall survive the Closing Date.

c. **Appraisal Less Than Sales Price.** Buyer's waiver of the Financing Contingency under this Paragraph 3 ☐ will; or ☐ will not (will, if not filled in) constitute waiver of Paragraph 7 (Appraisal Less Than Sales Price).

Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date
AF	2/14/20			[signature]	2-14-20		

**FINANCING ADDENDUM TO
PURCHASE & SALE AGREEMENT**
Continued

4. **LOAN COST PROVISIONS.** Seller shall pay up to ☐ $ _______________; or ☐ ______% of the Purchase Price ($0.00 if not filled in), which shall be applied to Buyer's Loan(s) and settlement costs, including prepaids, loan discount, loan fee, interest buy down, financing, closing or other costs allowed by lender. That amount shall include the following costs that lender is prohibited from collecting from Buyer: (a) up to $300.00 for Buyer's Loan(s) and settlement costs for FHA/USDA/VA loans; and (b) Buyer's share of the escrow fee for a VA loan. Seller shall pay the costs for (a) and (b), even if the amount agreed upon in this Paragraph 4 is insufficient to pay for those costs.

5. **EARNEST MONEY.** If Buyer has not waived the Financing Contingency, and is unable to obtain financing by Closing after a good faith effort then, on Buyer's notice, this Agreement shall terminate. The Earnest Money shall be refunded to Buyer after lender confirms in writing (a) the date Buyer's loan application for the Property was made, including a copy of the loan estimate that was provided to Buyer; (b) that Buyer possessed sufficient funds to close; and (c) the reasons Buyer was unable to obtain financing by Closing. If Seller terminates this Agreement, the Earnest Money shall be refunded without need for such confirmation.

6. **INSPECTION.** Seller shall permit inspections required by lender, including but not limited to structural, pest, heating, plumbing, roof, electrical, septic, and well inspections. Seller is not obligated to pay for such inspections unless otherwise agreed.

7. **APPRAISAL LESS THAN SALE PRICE.**
   a. **Notice of Low Appraisal.** If lender's appraised value of the Property is less than the Purchase Price, Buyer may, within 3 days after receipt of a copy of lender's appraisal, give notice of low appraisal, which shall include a copy of lender's appraisal. NWMLS Form 22AN may be used for the notices in this Paragraph 7.

   b. **Seller's Response.** Seller shall, within 10 days after Buyer's notice of low appraisal, give notice of:

      (i) A reappraisal or reconsideration of value, at Seller's expense, by the same appraiser or another appraiser acceptable to lender, in an amount not less than the Purchase Price. Buyer shall promptly seek lender's approval of such reappraisal or reconsideration of value. The parties are advised that lender may elect not to accept a reappraisal or reconsideration of value;

      (ii) Seller's consent to reduce the Purchase Price to an amount not more than the amount specified in the appraisal or reappraisal by the same appraiser, or an appraisal by another appraiser acceptable to lender, whichever is higher. (This provision is not applicable if this Agreement is conditioned on FHA, VA, or USDA financing. FHA, VA, and USDA financing does not permit the Buyer to be obligated to buy if the Seller reduces the Purchase Price to the appraised value. Buyer, however, has the option to buy at the reduced price.);

      (iii) Seller's proposal to reduce the Purchase Price to an amount more than the amount specified in the appraisal and for Buyer to pay the necessary additional funds (the amount the reduced Purchase Price exceeds the appraised value) to close the sale; or

      (iv) Seller's rejection of Buyer's notice of low appraisal.

      If Seller timely delivers notice of (i) reappraisal or reconsideration of value; or (ii) consent to reduce the Purchase Price to an amount not more than the amount specified in the appraisal, and lender accepts Seller's response, then Buyer shall be bound by Seller's response.

   c. **Buyer's Reply.**

      (i) Buyer shall have 3 days from either Seller's notice of rejection of low appraisal or, if Seller fails to respond, the day Seller's response period ends, whichever is earlier, to (a) waive the Financing Contingency; or (b) terminate the Agreement, in which event the Earnest Money shall be refunded to Buyer.

      (ii) If Seller proposes to reduce the Purchase Price to an amount more than the appraised value, Buyer shall have 3 days to (a) accept and represent that Buyer has sufficient funds to close the sale in accordance with this provision; or (b) terminate the Agreement, in which event the Earnest Money shall be refunded to Buyer.

   Buyer's inaction during this reply period shall result in termination of the Agreement and return of the Earnest Money to Buyer. The Closing Date shall be extended as necessary to accommodate the foregoing times for notices.

AC	2/14/20			[signature]	2-14-20		
Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date

FINANCING ADDENDUM TO
PURCHASE & SALE AGREEMENT
Continued

8. **FHA/VA/USDA - Appraisal Certificate.** If this Agreement is contingent on Buyer obtaining FHA, VA, or USDA financing, notwithstanding any other provisions of this Agreement, Buyer is not obligated to complete the purchase of the Property unless Buyer has been given in accordance with HUD/FHA, VA, or USDA requirements a written statement by FHA, VA, USDA or a Direct Endorsement lender, setting forth the appraised value of the Property (excluding closing costs). Buyer shall pay the costs of any appraisal. If the appraised value of the Property is less than the Purchase Price, Paragraph 7 above shall apply.

   Purpose of Appraisal. The appraised valuation is arrived at only to determine the maximum mortgage FHA, VA, or USDA will insure. FHA, VA, or USDA do not warrant the value or the condition of the Property. Buyer agrees to satisfy himself/herself that the price and condition of the Property are acceptable.

9. **EXTENSION OF CLOSING.** If, through no fault of Buyer, lender is required by 12 CFR 1026 to give corrected disclosures to Buyer due to (a) a change in the Annual Percentage Rate ("APR") of Buyer's Loan(s) by .125% or more for a fixed rate loan or .250% or more for an adjustable rate loan; (b) a change in the loan product; or (c) the addition of a prepayment penalty, then upon notice from Buyer, the Closing Date shall be extended for up to 4 days to accommodate the requirements of Regulation Z of the Truth in Lending Act. This paragraph shall survive Buyer's waiver of this Financing Contingency.

AK 2/14/20				2-14-20			
Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date

Form 31
Earnest Money Promissory Note
Rev. 7/10
Page 1 of 1

EARNEST MONEY PROMISSORY NOTE

$ 25,000.00 Gig Harbor, Washington

FOR VALUE RECEIVED, Harbor Custom Development, Inc
Buyer

Buyer ("Buyer")

agree(s) to pay to the order of Attorney's Title (Selling Firm or Closing Agent)
the sum of Twenty FiveThousand Dollars
($ 25,000.00), as follows:

☐ within 3 days following mutual acceptance of the Purchase and Sale Agreement.
☑ * Upon Expiration of Buyers Feasibility contingency.

This Note is evidence of the obligation to pay Earnest Money under a real estate Purchase and Sale Agreement between the Buyer and Olympic Views, LLC
Seller

Seller ("Seller")

dated February 14, 2020. Buyer's failure to pay the Earnest Money strictly as above shall constitute default on said Purchase and Sale Agreement as well as on this Note.

If this Note shall be placed in the hands of an attorney for collection, or if suit shall be brought to collect any of the balance due on this Note, the Buyer promises to pay reasonable attorneys' fees, and all court and collection costs.

Date: 02/14/2020

BUYER Harbor Custom Development, Inc
Andie Fruh, VP

BUYER ______________________

* "On closing" or similar language is not recommended. Use a definite date.

[initials] 2-14-20

Form 34
Addendum/Amendment to P&S
Rev. 7/10
Page 1 of 1

ADDENDUM / AMENDMENT TO PURCHASE AND SALE AGREEMENT

The following is part of the Purchase and Sale Agreement dated **February 14, 2020**

between **Harbor Custom Development, Inc** (Buyer) ______ (Buyer) ("Buyer")

and **Olympic Views, LLC** (Seller) ______ (Seller) ("Seller")

concerning **98 Lots following BLA at Werner Rd.** (Address) **Bremerton** (City) **WA** (State) **98312** (Zip) (the "Property").

IT IS AGREED BETWEEN THE SELLER AND BUYER AS FOLLOWS:

In the event Buyer has not completed its public offering prior to closing then Seller agrees to extend closing at no cost to Purchaser for up to 60 days allowing Buyer to complete the IPO.

In the event seller has not completed the Boundary Line Agreement (BLA) creating 98 lots on the subject property prior to 5/1/20 then Seller shall agree to extend Closing for up to 60 days to complete said BLA.

ALL OTHER TERMS AND CONDITIONS of said Agreement remain unchanged.

Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date
AK	2/14/20			[signature]	2-14-20		

FEASIBILITY CONTINGENCY ADDENDUM

The following is part of the Purchase and Sale Agreement dated February 14, 2020

between Harbor custom Development, Inc. (Buyer) (Buyer) ("Buyer")

and Olympic Views, LLC (Seller) (Seller) ("Seller")

concerning 98 Lots following BLA at Werner Rd. (Address) Bremerton (City) WA (State) 98312 (Zip) (the "Property").

Feasibility Contingency. Buyer shall verify within 60 days (10 days if not filled in) after mutual acceptance (the "Feasibility Contingency Expiration Date") the suitability of the Property for Buyer's intended purpose including, but not limited to, whether the Property can be platted, developed and/or built on (now or in the future) and what it will cost to do this. This Feasibility Contingency SHALL CONCLUSIVELY BE DEEMED WAIVED unless Buyer gives notice of disapproval on or before the Feasibility Contingency Expiration Date. If Buyer gives a timely notice of disapproval, then this Agreement shall terminate and the Earnest Money shall be refunded to Buyer. Buyer should not rely on any oral statements concerning feasibility made by the Seller, Listing Broker or Selling Broker. Buyer should inquire at the city or county, and water, sewer or other special districts in which the Property is located. Buyer's inquiry shall include, but not be limited to: building or development moratoria applicable to or being considered for the Property; any special building requirements, including setbacks, height limits or restrictions on where buildings may be constructed on the Property; whether the Property is affected by a flood zone, wetlands, shorelands or other environmentally sensitive area; road, school, fire and any other growth mitigation or impact fees that must be paid; the procedure and length of time necessary to obtain plat approval and/or a building permit; sufficient water, sewer and utility and any services connection charges; and all other charges that must be paid.

Buyer and Buyer's agents, representatives, consultants, architects and engineers shall have the right, from time to time during the feasibility contingency, to enter onto the Property and to conduct any tests or studies that Buyer may need to ascertain the condition and suitability of the Property for Buyer's intended purpose. Buyer shall restore the Property and all improvements on the Property to the same condition they were in prior to the inspection. Buyer shall be responsible for all damages resulting from any inspection of the Property performed on Buyer's behalf.

☐ **AGREEMENT TERMINATED IF NOTICE OF SATISFACTION NOT TIMELY PROVIDED.** If checked, this Agreement shall terminate and Buyer shall receive a refund of the Earnest Money unless Buyer gives notice to Seller on or before the Feasibility Contingency Expiration Date that the Property is suitable for Buyer's intended purpose.

AK 2/14/20			2-14-20		
Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date

EXHIBIT ____

(REZONE AREA)

THAT PORTION OF THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 24 NORTH, RANGE 1 EAST, W.M, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 20; THENCE NORTH 88°37'35" WEST ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER, 1314.07 FEET TO THE SOUTHWEST CORNER OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER AUDITOR'S FILE NUMBER 201811080105, AS SHOWN ON SURVEY RECORDED UNDER AUDITOR'S FILE NUMBER 201811050138, RECORDS OF KITSAP COUNTY, WASHINGTON, AND THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH 88°37'35" WEST ALONG SAID SOUTH LINE, 584.94 FEET; THENCE NORTH 4°37'31" EAST, 1324.57 FEET TO THE SOUTH LINE OF LOT 257 OF SAID BOUNDARY LINE ADJUSTMENT; THENCE SOUTH 88°37'12" EAST ALONG THE SOUTH LINE OF SAID LOT 257, A DISTANCE OF 343.77 FEET; THENCE NORTH 1°35'00" EAST, 554.75 FEET; THENCE NORTH 88°25'00" WEST, 109.44; THENCE NORTH 1°35'50" EAST, 237.50 FEET TO THE NORTH LINE OF SAID LOT 257; THENCE CONTINING NORTH 1°35'50" EAST, 160.99 FEET; THENCE NORTH 65°45'14" EAST, 106.05 FEET TO THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 280.00 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE 212.42 FEET, THROUGH A CENTRAL ANGLE OF 43°28'02"; THENCE NORTH 22°17'12" EAST, 125.69 FEET TO WEST LINE OF SAID BOUNDARY LINE ADJUSTMENT; THENCE SOUTH 1°34'28" WEST ALONG SAID WEST LINE, 477.19 FEET TO THE NORTHEAST CORNER OF SAID LOT 257; THENCE CONTINUING SOUTH 1°34'28" WEST ALONG THE LINE COMMON TO LOTS 25 THROUGH 41, INCLUSIVE, AND LOT 257 OF SAID BOUNDARY LINE ADJUSTMENT, 792.67 FEET TO THE SOUTHEAST CORNER OF SAID LOT 257; THENCE CONTINUING SOUTH 1°34'28" WEST ALONG THE WEST LINE OF SAID BOUNDARY LINE ADJUSTMENT, 1321.99 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINS 961,152 SQUARE FEET, (22.07 ACRES) MORE OR LESS.

JAMES C. DEMPSEY STATE OF WASHINGTON 41078 REGISTERED PROFESSIONAL LAND SURVEYOR

10-21-19

JAMES C DEMPSEY, P.L.S.
WASHINGTON STATE REGISTRATION NO. 41078

NLO Projects\10133 Sterling Harbor Custom Homes-Werner Rd -Survey, geotech & Planning\Legals\10133 REZONE AREA DESCRIPTION 10-18-19.doc

2/14/20 2-14-20


INGRESS, EGRESS, AND UTILITIES EASEMENT PER AFN 3003025
WERNER ROAD
N 22°17'12" E 125.69'
Δ=43°28'02"
R=280.00'
L=212.42'
N 65°45'14" E 106.05'
N 1°35'50" E 160.99'
N 1°35'50" E 237.50'
N 88°25'00" W 109.44'
20
21
477.19'
S 1°34'28" W
792.67'
SCALE: 1"=500'
BOUNDARY LINE ADJUSTMENT AFN 201811080105 SEE SURVEY AFN 201811050138 LOT 257
554.75'
N 1°35'00" E
S 88°37'12" E
343.77'
202401-4-001-2004
BOUNDARY LINE ADJUSTMENT AFN 201811080105 SEE SURVEY AFN 201811050138
AREA TO BE REZONED
1324.57'
1321.99'
N 4°37'31" E
S 1°34'28" W
TRUE POINT OF BEGINNING
POINT OF COMMENCING
202401-4-002-2003
584.94'
1314.07'
20
29
20
21
29
28
N 88°37'35" W 2628.15'

AREA OF REZONE
= 961,152 S.F.
22.07 AC

N.L. Olson & Associates, Inc.

Engineering, Planning and Surveying

(360) 895-2350 or (360) 876-2284

2453 Bethel Avenue, P.O. Box 637, Port Orchard, WA 98366

NLO #10133

JAMES C. DEMPSEY — STATE OF WASHINGTON — 41076 — REGISTERED PROFESSIONAL LAND SURVEYOR

10.21.19

AF 2/14/20

DW 2-14-20

REZONE EXHIBIT

Harbor Custom Homes, LLC

Portions of the SE 1/4 and NE 1/4 of Section 20, T 24 N, R 1 E, W.M., City of Bremerton, Kitsap County, Washington